QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, I, Robert D. Glynn, Jr., Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ ROBERT D. GLYNN, JR. ROBERT D. GLYNN, JR. Chairman, Chief Executive Officer and President

June 30, 2003

        A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, I, Peter A. Darbee, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Quarterly Report on Form 10-Q/A of PG&E Corporation for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

/s/ PETER A. DARBEE PETER A. DARBEE Senior Vice President and Chief Financial Officer

June 30, 2003

        A signed original of this written statement required by Section 906 has been provided to PG&E Corporation and will be retained by PG&E Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  Exhibit 99.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350